UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2008

HYBRID DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50370

State of Nevada	33-1041835
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

52-66 Iowa Avenue, Paterson, NJ 07503
(Address of principal executive offices, including zip code)

(973) 279-3261
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant

(a)        (i) The accounting firm of Pritchett, Siler & Hardy, the principal accountant for the Company, was dismissed as the Company’s principal accountant effective November 11, 2008, (ii) The accountant’s report for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to audit scope or accounting principles, however, each report was modified as to the uncertainty of the continuation of the Company as a going concern, (iii) the change in accountants was approved by unanimous consent of the Company’s board of directors, (iv) during the 2 most recent fiscal years and each subsequent interim period preceding this dismissal there were no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, (v) none to report.

(b)        The Company has engaged the accounting firm of Gruber & Company, LLC as new principal accountant effective November 13, 2008.  The Company has not consulted with this newly engaged accountant regarding the application of accounting principles nor as to the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description
16.1*	Letter of Pritchett, Siler & Hardy dated November 13, 2008

(*) Filed herewith

Forward-Looking Statements:

Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events.

Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-KSB, 10-QSB and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: continuation as a going concern; obtaining financing and obtaining such financing on suitable terms; successful integration of the Company’s recent acquisition of Delaware American Motors Inc. and further development and commercialization of DAM’s technologies; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the motorsports and leisure vehicle markets. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2008	HYBRID DYNAMICS CORPORATION

	By:	/s/ STEVEN RADT
Name: Steven Radt
Title: Chief Executive Officer